Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
December 31, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.7125%


Excess Protection Level
   3 Month Average  8.19%
      December, 1998  8.46%
      November, 1998  7.85%
      October, 1998  8.29%



Cash Yield                                              21.99%


Investor Charge Offs                                    5.63%


Base Rate                                               7.90%


Over 35 Day Delinquency                                 5.42%


Seller's Interest                                       42.60%


Total Payment Rate                                      11.10%


Total Principal Balance                                $3,745,625,594.40


Investor Participation Amount                          $562,500,000.00


Seller Participation Amount                            $1,595,625,594.38